Exhibit 10.9



                         AMERICAN RETIREMENT CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                TABLE OF CONTENTS
                                -----------------


ARTICLE I
  Introduction................................................................1
  1.1    Establishment of Plan................................................1
  1.2    Purpose..............................................................1

ARTICLE II
  Definitions.................................................................2
  2.1    Administrator........................................................2
  2.2    Affiliated Company...................................................2
  2.3    Beneficiary..........................................................2
  2.4    Board of Directors...................................................2
  2.5    Change in Control....................................................2
  2.6    Code.................................................................4
  2.7    Committee............................................................4
  2.8    Company..............................................................4
  2.9    Deferred Compensation Account........................................4
  2.10   Disability...........................................................4
  2.11   Effective Date.......................................................4
  2.12   Eligible Executive...................................................4
  2.13   Employer.............................................................5
  2.14   ERISA................................................................5
  2.15   Participant..........................................................5
  2.16   Plan.................................................................5
  2.17   Plan Year............................................................5
  2.18   Retirement...........................................................5
  2.19   Separation from Service..............................................5
  2.20   Year of Service......................................................5

ARTICLE III
  Participation...............................................................6
  3.1    Participation........................................................6
  3.2    Cessation of Participation...........................................6

ARTICLE IV
  Deferred Compensation and Establishment of Deferred Compensation Accounts...8
  4.1    Establishment of Deferred Compensation Accounts......................8
  4.2    Accrual of Earnings..................................................9
  4.3    Communication of Account Balances....................................9
  4.4    Deemed Investment Directions........................................11
  4.5    Employer Contributions..............................................11
  4.6    Vesting.............................................................11

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ARTICLE V
  Payment of Benefits........................................................13
  5.1    Eligibility for Payment.............................................13
  5.2    Separation from Service.............................................13
  5.3    Time of Payment.....................................................13
  5.4    Form of Payment.....................................................14
  5.5    Medium of Payment...................................................14
  5.6    Hardship Withdrawal.................................................15

ARTICLE VI
  Financing the Plan.........................................................17
  6.1    Costs Borne by the Company and the Affiliated Companies.............17
  6.2    Medium of Financing the Plan........................................17

ARTICLE VII
  Administration.............................................................18
  7.1    Administration......................................................18
  7.2    Claims Procedure....................................................18
  7.3    Powers and Duties of the Administrator..............................19
  7.4    Rules and Decisions.................................................20
  7.5    Duty to Keep Records and File Reports...............................20
  7.6    Authorization of Benefit Payments...................................20
  7.7    Application and Forms for Benefits..................................20
  7.8    Facility of Payment.................................................21
  7.9    Indemnification of Committee and Administrator Members..............21
  7.10   Governing Law.......................................................21
  7.11   Severability........................................................21
  7.12   Provisions of the Plan to Control...................................22
  7.13   No Right to Continued Employment....................................22

ARTICLE VIII
  Prohibition on Alienation..................................................23
  8.1    Prohibition on Alienation...........................................23

ARTICLE IX
  Change in Control..........................................................24
  9.1    Change in Control...................................................24

ARTICLE X
  Amendment and Termination of Plan..........................................25
  10.1   Amendments and Terminations.........................................25
  10.2   Distribution of Assets Upon Termination.............................25



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                                   ARTICLE I
                                  Introduction


     1.1 Establishment of Plan. American Retirement Corporation (the "Company") hereby establishes the American Retirement Corporation Supplemental Executive Retirement Plan (the "Plan") as a plan that is unfunded and maintained by the Company and any other Affiliated Companies primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as described in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of the Employee Retirement Income Security Act of 1974 ("ERISA").

     1.2 Purpose. The Company has established the American Retirement Corporation 401(k) Plan (the "401(k) Plan"), which permits an eligible employee of the Company or its Affiliated Companies to elect to reduce his taxable cash compensation in consideration for having the Company make a contribution to the 401(k) Plan on the employee's behalf of an amount equal to such reduction in compensation plus a certain matching amount. Several provisions of the Internal Revenue Code (the "Code") place restrictions on the amount of elective deferrals or matching contributions under the 401(k) Plan or on the level of participation of certain employees in the 401(k) Plan. The purpose of this Plan is to provide supplemental deferred compensation to a select group of such employees.



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                                   ARTICLE II
                                   Definitions


     The following words and phrases, when used herein, unless the context indicates otherwise, shall have the following meanings:

     2.1 Administrator. The individual or committee appointed to administer the Plan pursuant to Section 7.1 of the Plan, which unless changed by the Committee shall be the 401(k) Investment Fiduciary Committee.

     2.2 Affiliated Company. Any organization, including a corporation or a limited liability company, in an unbroken chain of such organizations beginning with the Company if each of the organizations other than the last organization in the unbroken chain owns fifty percent (50%) or more of the total combined voting power of all classes of stock or other ownership interests in one of the other organizations in the chain. "Affiliated Companies" means more than one of any such organizations.

     2.3 Beneficiary. The person or persons designated by a Participant, on a form and in a manner prescribed by the Administrator, to receive the benefits payable to the Participant under the Plan in the event of the Participant's death.

     2.4 Board of Directors. The Board of Directors of the Company.

     2.5 Change in Control.  The happening of any one of the  following  events:

     (a) Any person or entity, including a "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934), other than the Company or a wholly-owned subsidiary thereof or a benefit plan of the Company or an Affiliated Company, is or

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becomes the  beneficial  owner,  directly or  indirectly,  of  securities of the
Company representing 35% or more of the combined voting power of the Company's then outstanding securities that may be cast for the election of the Board of Directors (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

     (b) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

     (c) As the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the Board of Directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of the Board of Directors of the Company immediately prior to such transaction.

     Notwithstanding the occurrence of any of the foregoing events, the Board of Directors may determine that an event otherwise constituting a Change in Control shall not be considered a Change in Control for purposes of the Plan because such event has been approved by the Board of Directors. Such determination by the Board of Directors shall be effective only if it is made

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by the Board of  Directors  prior to the  occurrence  of the event  which  would otherwise be a Change in Control, or after such event if made by the Board of Directors, a majority of which is composed of the same members as constituted the Board of Directors immediately prior to the event that would otherwise be a Change in Control.

     2.6 Code. The Internal Revenue Code of 1986, as amended from time to time.

     2.7 Committee. The Compensation Committee of the Board of Directors.

     2.8 Company. American Retirement Corporation, a Tennessee corporation, and any successor by merger, consolidation or otherwise.

     2.9 Deferred Compensation Account. A bookkeeping account established pursuant to Section 4.1 to serve as a measure of the benefits payable to a Participant in the Plan.

     2.10 Disability. A physical or mental illness resulting in disability as determined under the Company's long-term disability policy.

     2.11 Effective Date. January 1, 2004.

     2.12 Eligible Executive. An employee of the Company or an Affiliated Company who the Committee determines is a member of a select group of highly compensated or management employees and who is designated by the Committee to participate in the Plan in its sole discretion. An employee shall cease to be an Eligible Executive upon a determination by the Committee that he should no longer participate in the Plan in its sole discretion, including a determination that he is no longer a member of a select group of highly compensated or management employees.

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     2.13 Employer. The Company and any Affiliated Company.

     2.14 ERISA. The Employee Retirement Income Security Act of 1974, as amended from time to time.

     2.15 Participant. An Eligible Executive who satisfies the requirements to be a Participant pursuant to Article III.

     2.16 Plan. This American Retirement Corporation Supplemental Executive Retirement Plan.

     2.17 Plan Year. The twelve (12) consecutive month period beginning on January 1 and ending on December 31.

     2.18   Retirement.   Separation   from   Service  at  any  time  after  the
Participant's 65th birthday.

     2.19 Separation from Service. Termination of employment for any reason with the Company and all Affiliated Companies.

     2.20 Year of Service. Each year of vesting service credited to a Participant under the American Retirement Corporation 401(k) Plan. ARTICLE III



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                                  ARTICLE III
                                  Participation


     3.1 Participation. An Eligible Executive shall be eligible to become a Participant in the Plan as of January 1 of any Plan Year in which he is an Eligible Executive. An Eligible Executive may become a Participant for a particular Plan Year by making a valid election before the beginning of such Plan Year by executing and filing with the Administrator a deferred compensation election and agreement form approved by the Administrator, which election and agreement shall contain (i) a statement that the Eligible Executive elects to defer a portion of his compensation for the Plan Year as provided in Section 4.1 and (ii) a statement that such election is irrevocable, except for bonus payments as provided in Section 4.1. For the first Plan Year in which an Eligible Executive is eligible to participate in the Plan an Eligible Executive's election may be made after the beginning of the Plan Year but within thirty (30) days after the date he becomes an Eligible Executive. Any election to defer under this Section 3.1 after the beginning of the Plan Year shall apply only to salary for services performed after the date of such election and to any bonus payments made after the date of such election.

     3.2 Cessation of Participation. A Participant shall cease to be a Participant upon receiving payment for the full amount of benefits to which the Participant is entitled pursuant to Article V or upon a determination by the Committee in its sole discretion that he is no longer designated as an Eligible Executive or that he is no longer a member of a select group of highly compensated or management employees. A Participant who is not an Eligible
Executive for a Plan Year shall not be entitled to make a deferral election under Section 3.1 for that Plan Year or to receive further credit to his Deferred Compensation Account pursuant to Section 4.1 with respect to deferrals but shall continue to be a Participant with respect to the benefits to which the


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Participant is entitled based on credits  received as a result of prior deferral elections and hypothetical earnings thereon and shall continue to be entitled to credits for the accrual of hypothetical earnings on credits pursuant to Section
4.2 based on such prior credits for deferral elections and hypothetical earnings.



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ARTICLE IV
                            Deferred Compensation and
                 Establishment of Deferred Compensation Accounts


     4.1 Establishment of Deferred Compensation Accounts. The Administrator shall establish an unfunded individual Deferred Compensation Account consisting of book entries for each Participant to which the following credits shall be made pursuant to this Section 4.1, Section 4.2 and Section 4.5. If an Eligible Executive makes a valid election in the manner prescribed in Section 3.1 to defer a portion of his compensation for a Plan Year, the Company or the Affiliated Company by which the Eligible Executive is employed shall reduce the current cash compensation otherwise payable to the Eligible Executive for that Plan Year by an amount equal to the portion of his compensation that he elects to defer. The Administrator shall, for each Plan Year, credit to the Deferred Compensation Account of each Eligible Executive who makes a valid deferral election for that Plan Year an amount equal to the amount of such deferral for the Plan Year. A Participant may elect to defer a flat dollar amount, the portion of his compensation in excess of a flat dollar amount, a specified percentage of his compensation or any other portion of his compensation that the Administrator shall determine may be clearly specified and reasonably administrable. A separate election may be made for a Participant's base salary and for each bonus payment as long as each such election is made as provided in
Section 3.1. A Participant may modify his election for each bonus payment to be received by such Participant during a Plan Year no later than thirty (30) days before the date he would otherwise have received such bonus payment. Such credits to the Participant's Deferred Compensation Account shall be made effective as of the last day of the calendar month in which the deferral occurs or such other times as determined by the Administrator in its sole discretion.


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


     4.2 Accrual of Earnings. The Administrator shall credit each Participant's Deferred Compensation Account with additional amounts to represent hypothetical investment earnings (including losses) on the amounts credited to the Deferred Compensation Account pursuant to Section 4.1 and Section 4.5. Such hypothetical investment earnings shall be accrued commencing on the date of each credit made pursuant to Section 4.1 and Section 4.5 and shall continue to accrue until the date as of which benefits are determined pursuant to Section 5.1. Pursuant to
Section 4.4, a Participant shall have the right to designate how the amounts in his Deferred Compensation Account shall be deemed to be invested in hypothetical investment options selected by the Administrator. Additions credited to a Participant's Deferred Compensation Account shall be based on the performance of the hypothetical investment options designated by the Participant.

     4.3 Communication of Account Balances. The Administrator shall communicate in writing to each Participant the value of the Participant's Deferred Compensation Account as of each December 31 or at such more frequent intervals (not to exceed quarterly) as may be determined by the Administrator to be appropriate.

     4.4 Deemed Investment Directions. Subject to such limitations as may from time to time be required by law or imposed by the Administrator, the Committee or the Company, and subject to such operating rules and procedures as may be imposed from time to time by the Administrator, the Committee or the Company, prior to the date on which a direction will become effective, a Participant may communicate to the Administrator a direction as to how his Deferred Compensation Account should be deemed to be invested (in whole percent multiples) among the hypothetical investment options. Such direction may separately designate hypothetical investments (i) for that portion of the Participant's Deferred
Compensation Account attributable to amounts that will be credited to the Participant's Deferred Compensation Account prior to the designation date on which such direction shall become effective, and (ii) for that portion of the Participant's Deferred Compensation Account attributable to amounts that will be credited to the Participant's Deferred Compensation Account after the designation date on which such direction shall become effective. Such direction shall become effective subject to the following rules and procedures:


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          (a)  Any hypothetical  investment  direction shall be in writing, on a form supplied by and filed with the  Administrator,  and shall be
               effective  as  of  the   designation   date   determined  by  the
               Administrator.

          (b) (1) All amounts credited to a Participant's Deferred Compensation Account shall be deemed to be invested in accordance with the then effective hypothetical investment direction, and (2) as of the effective date of any new hypothetical investment direction, all or a portion of a Participant's Deferred Compensation Account at that date shall be reallocated among the designated hypothetical investment options according to the new hypothetical investment directions and according to the percentages specified in the new hypothetical investment direction unless and until a subsequent hypothetical investment direction becomes effective.

          (c) If the Administrator receives a hypothetical investment direction that it finds to be incomplete, unclear, or improper, the Participant's hypothetical investment direction then in effect shall remain in effect (or, in the case of a deficiency in an initial hypothetical investment direction, the Participant shall be deemed to have filed no hypothetical investment direction) until the next designation date, unless the Administrator provides for, and permits the application of, corrective action prior thereto.


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          (d)  If the  Administrator  possesses at any time directions as to the hypothetical investment of less than all of a Participant's Deferred Compensation Account, the Participant shall be deemed to have directed that the undesignated portion of the Account be deemed to be invested in any investment option selected by the Administrator, and the Administrator shall not be liable for the investment option(s) selected by it in such circumstances.

          (e) Neither the Administrator, the Committee, the Company, nor any Affiliated Company shall be liable for any losses or damages of any kind relating to the hypothetical investment of a Participant's Deferred Compensation Account hereunder.

     4.5 Employer Contributions. At such times as determined by the Committee in its sole discretion, or pursuant to a separate written agreement between the Company or an Affiliated Company and a Participant which specifically references this Plan, the Administrator may credit the Participant's Deferred Compensation Account with an additional amount, determined by the Committee in its sole discretion or pursuant to such an agreement between the Company or an Affiliated Company and the Participant.

     4.6 Vesting. A Participant shall always be 100 percent vested in the portion of his Deferred Compensation Account attributable to his elective deferrals. Unless otherwise provided pursuant to a separate written agreement between the Company or an Affiliated Company and a Participant which specifically references this Plan, the portion of the Participant's Deferred Compensation Account, if any, attributable to employer contributions as described in Section 4.5 shall vest based on Years of Service in accordance with the following schedule:


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  -------------------------------------- -------------------------------------
             Years of Service                      Vested Percentage
                                                       of Account
  -------------------------------------- -------------------------------------
                Fewer than 1                               0%
  -------------------------------------- -------------------------------------
             1, but fewer than 2                          25%
  -------------------------------------- -------------------------------------
             2, but fewer than 3                          50%
  -------------------------------------- -------------------------------------
             3, but fewer than 4                          75%
  -------------------------------------- -------------------------------------
                 4 or more                               100%
  -------------------------------------- -------------------------------------

Notwithstanding the above schedule, a Participant shall be 100 percent vested in his entire Deferred Compensation Account if he has a Separation from Service on account of death, Disability or Retirement, or in the event of a Change in Control.


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                                   ARTICLE V
                               Payment of Benefits


     5.1 Eligibility for Payment. Payments from a Participant's Deferred Compensation Account shall be made only upon Separation from Service; provided, however, that payments may be made from the portion of the Participant's Deferred Compensation Account attributable to his elective deferrals upon the occurrence of a "financial hardship" as described in Section 5.6.

     5.2 Separation from Service. A Participant whose Separation from Service is on account of death, Disability or Retirement shall be entitled to 100 percent of his Deferred Compensation Account. A Participant whose Separation from Service is for any other reason shall be entitled to 100 percent of the portion of his Deferred Compensation Account attributable to his elective deferrals and the vested percentage (determined pursuant to Section 4.6) of the portion of his Deferred Compensation Account attributable to Employer Contributions. The portion of the Participant's Deferred Compensation Account which is not vested shall be forfeited at the time of Separation from Service.

5.3 Time of Payment. A Participant whose Separation from Service is on account of Disability or Retirement shall be entitled to elect the time his payment under the Plan commences; provided, however, that such payment shall commence no later than ninety (90) days after the end of the calendar quarter during which the Participant attains age seventy (70). Payment to a Participant (or his Beneficiary) whose Separation from Service is for any other reason (including death) shall commence within ninety (90) days after the end of the calendar quarter during which the Participant's Separation from Service occurs.


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     A  Participant's  election  as to the time of payment  shall be made at any time on or before the last day of the Plan Year immediately preceding the Plan Year during which the Participant's Separation from Service occurs. If no election is made before the end of such Plan Year, the payment shall be made within ninety (90) days after the end of the calendar quarter during which the Participant's Separation from Service occurs.

     5.4 Form of Payment. A Participant whose Separation from Service is on account of Disability or Retirement may elect payment in one of the following forms:

          (a)  One lump sum payment, or

          (b)  Payment in annual  installments  over a period not exceeding five
               (5) years. Unless otherwise determined by the Administrator in its sole discretion, the amount of each such annual installment shall be equal to the amount determined by dividing the Participant's total remaining vested benefit under the Plan as of the date thereof by the number of installments (including such installment) remaining to be paid to such Participant.

Payment to a Participant (or his Beneficiary) whose Separation from Service is for any other reason (including death) shall be made in a single lump sum.

     A Participant's election as to the form of payment shall be made at any time on or before the last day of the Plan Year immediately preceding the Plan Year during which the Participant's Separation from Service occurs. If no election is made before the end of such Plan Year, the payment shall be made in a single lump sum.

     5.5 Medium of Payment. The payment of a Participant's benefit under this Plan shall be made in cash.


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


     5.6 Hardship Withdrawal. A Participant may request a withdrawal of all or any portion of his Deferred Compensation Account on account of "financial hardship." For this purpose, the term "financial hardship" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152 of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. Withdrawals for foreseeable expenditures, such as a down payment on a home or purchase of an auto or college expenses, will not be permitted, nor will any withdrawal be permitted to the extent that such hardship is or may be relieved:

          (a)  through reimbursement by insurance or otherwise; or

          (b)  by liquidation  of the  Participant's  assets,  to the extent the
               liquidation   of  such  assets  would  not  itself  cause  severe
               financial hardship.

     The Administrator shall review the request and determine whether payment of any amount is justified; and if so, how much is reasonably necessary to be paid to meet the emergency. Any such payment shall be debited to the Participant's Deferred Compensation Account, and the balance remaining in the Participant's
Deferred Compensation Account shall be payable in accordance with otherwise applicable provisions of the Plan.


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


     A Participant who elects to make a hardship withdrawal of any portion of his Deferred Compensation Account pursuant to this Section 5.6 shall not be eligible to make Elective Deferrals until the Plan Year that first occurs after the expiration of twelve (12) months from the date of such hardship withdrawal. A Participant who is suspended from making Elective Deferrals pursuant to this
Section 5.6 shall remain a Participant even though he may not resume making Elective Deferrals until after the period of his ineligibility has expired and until he has completed and submitted to the person designated by the Administrator a new Salary Deferral Agreement. Any suspension of a Participant shall have no effect upon his rights under the Plan, except as expressly limited by this Section 5.6, and earnings shall be credited to his Deferred Compensation Account as in the case of all Participants.


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                                   ARTICLE VI
                               Financing the Plan

     6.1 Costs Borne by the Company and the Affiliated Companies. The costs of the Plan shall be borne by the Company and the Affiliated Companies. Any reserve that may be accumulated by the Company or the Affiliated Companies for the payment of benefits under the Plan shall not be allocated to any Participant, Beneficiary or Eligible Executive.

     6.2 Medium of Financing the Plan. The Plan shall be financed by benefit payments to Participants from the general assets of the Company and the Affiliated Companies. The Company and the Affiliated Companies may accumulate a reserve or reserves, and may use such vehicles as corporate owned life insurance and "rabbi trusts" to accumulate such a reserve or reserves, which shall remain the property of the Company or the Affiliated Company as part of the general assets of the Company or the Affiliated Companies. Participants shall have the status of general unsecured creditors of the Company or the Affiliated Companies and the Plan constitutes a mere promise by the Company or the Affiliated Companies to make benefit payments in the future. Any contract, policy or other asset which the Company or the Affiliated Companies may utilize to assure themselves of the funds to provide the benefits under the Plan shall not serve in any way as security for the payment of Plan benefits and neither the Company nor any Affiliated Companies shall be under any obligation whatsoever to purchase or maintain any contract, policy or other asset to provide the benefits payable under the Plan. It is the intention of the parties that the Plan is to be unfunded for income tax purposes and for purposes of Title I of ERISA.

                                  ARTICLE VII
                                 Administration


     7.1 Administration. The Committee shall have the sole responsibility for the administration of the Plan and shall have discretionary authority to determine eligibility for benefits and to construe and interpret the terms of the Plan. The Committee may designate persons other than the Committee to carry out responsibilities under the Plan. Pursuant to this authority, these responsibilities are delegated to the Administrator, which unless changed by the Committee shall be the 401(k) Investment Fiduciary Committee. All usual and reasonable expenses of the Committee and the Administrator in administering the Plan shall be paid by the Company and the Affiliated Companies. No member of the Committee or the Administrator who is an employee of the Company or an Affiliated Company shall receive additional compensation for his services in administering the Plan.

     7.2 Claims Procedure. The Administrator shall make all initial determinations regarding a claim for benefits. Any denial of a claim for benefits made by a Participant or Beneficiary shall be stated in writing and delivered or mailed to the Participant or Beneficiary. Such notice shall set forth the specific reasons for the denial, written in a manner that may be understood by a layman, and containing specific reference to pertinent provisions of this Plan document on which such denial is based. In addition, the Participant or Beneficiary whose claim for benefits has been denied shall have the opportunity, within sixty (60) days after receipt of the written denial, to submit a written request that the decision denying the claim be reviewed by the Administrator.

     Within sixty (60) days after the receipt of a request for review, the Administrator will review the denial of the claim. After considering all materials presented by the claimant, the Administrator will render a written opinion, written in a manner calculated to be understood by the claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of the Plan on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Administrator will so notify the claimant, and the Administrator will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review. Any determination or decision of the Administrator on review of the denial of the claim shall be final, conclusive and binding.

     7.3 Powers and Duties of the Administrator. The Administrator shall have such discretion, duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

          (a) To construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

          (b) to prescribe procedures to be followed by Participants or Beneficiaries in filing application for benefits; and

          (c) to appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including
               legal  and   actuarial   counsel.

     Except to the extent the Administrator is expressly authorized in the Plan to exercise discretion to be used to calculate benefits under the Plan, the Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

     7.4 Rules and Decisions. The Administrator may adopt such rules as it deems necessary, desirable or appropriate. All rules and decisions by the Administrator shall be uniformly and consistently applied to all Participants and Beneficiaries in similar circumstances. When making a determination or calculation, the Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Company, the Affiliated Companies, or the legal counsel of the Company or an Affiliated Company.

     7.5 Duty to Keep Records and File Reports. The Administrator shall keep records and other data as may be necessary for proper administration of the Plan. The Administrator shall file or cause to be filed all annual reports, financial and other statements as may be required by any federal or state statute, agency or authority within the time prescribed by law or regulation for filing such documents. The Administrator shall furnish such reports, statements and other documents to Participants and Beneficiaries of the Plan as may be required by any federal or state statute or regulation.

     7.6 Authorization of Benefit Payments. The Administrator shall issue directions concerning all benefits that are to be paid pursuant to the provisions of the Plan.

     7.7 Application and Forms for Benefits. The Administrator may require a Participant or Beneficiary to complete and file with the Administrator an application for a benefit and all other forms approved by the Administrator, and to furnish all pertinent information requested by the Administrator. The Administrator may rely upon all such information so furnished it, including the current mailing address of the Participant or Beneficiary.

     7.8 Facility of Payment. Whenever, in the Administrator's opinion, a Participant or Beneficiary entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Administrator may direct payments to such Participant or Beneficiary or to his legal representative or to another person or institution maintaining him, upon receipt by the Administrator of satisfactory evidence of such disability or incapacity and satisfactory evidence that such person or institution is maintaining him. Any payment of a benefit or installment thereof in accordance with the provisions of this Section 7.8 shall be a complete discharge to the Administrator, the Company and the Affiliated Companies of any liability for the making of such payment under the provisions of the Plan.

     7.9 Indemnification of Committee and Administrator Members. The Company and the Affiliated Companies shall indemnify and hold harmless each member of the Committee and Administrator against any and all liability, claims, damages and expense, including fees of individuals appointed pursuant to Section 7.3(c) that the member may incur in administration of the Plan, unless arising from the gross negligence or willful misconduct of such member.

     7.10 Governing Law. The Plan, except as otherwise provided by ERISA, shall be construed in accordance with and governed by the laws of the State of Tennessee.

     7.11 Severability. If any of the provisions of the Plan shall be for any reason invalid or unenforceable, the remaining provisions shall nevertheless remain in full force and effect.

     7.12 Provisions of the Plan to Control. In the event of any conflict between the terms of the Plan as set forth in this instrument and any description of the Plan that may be furnished to the Participants or others, the Plan set forth herein shall control.

     7.13 No Right to Continued Employment. Nothing contained herein shall be construed as conferring upon a Participant the right to continue in the employ of the Company or an Affiliated Company as an Eligible Executive or as a manager or in any other capacity.

                                  ARTICLE VIII
                            Prohibition on Alienation


     8.1 Prohibition on Alienation. No Participant or Beneficiary shall have the right to assign, alienate or otherwise encumber any benefit payable under the Plan, and any attempt to do so shall be void. None of the benefits payable to a Participant or Beneficiary under the Plan shall be subject to the Participant's or Beneficiary's debts or liabilities or claims of the Participant's or Beneficiary's creditors, nor shall the benefits be subject to attachment, garnishment or other legal process by such creditors.

                                   ARTICLE IX
                                Change in Control

     9.1 Change in Control. In the event of a Change in Control of the Company, a Participant or Beneficiary shall immediately have nonforfeitable rights to all benefits under this Plan, including the portion of his Deferred Compensation Account attributable to Employer Contributions. In the event of a Change in Control, or at such other times as the Board of Directors shall determine, the Company shall either contribute an amount to a "rabbi trust" sufficient to provide payment of all benefits to which the Participants or Beneficiaries would be entitled under the Plan as of the date on which the Change in Control occurs or distribute such amount to the Participants or Beneficiaries or to trusts or accounts designated by the Participants or Beneficiaries. The contribution to the "rabbi trust" or the distribution described in this Section 9.1 shall be made in cash.

                                   ARTICLE X
                        Amendment and Termination of Plan


     10.1 Amendments and Terminations. The Board of Directors reserves the right to amend or terminate the Plan. In the event of any such amendment or termination such amendment or termination shall not reduce the amount of the payment of any benefit currently payable to any individual who is a Participant or Beneficiary on the effective date of the amendment or termination or eliminate the right of a Participant to payment of the then current balance of the Participant's Deferred Compensation Account. Any action by the Company amending or terminating the Plan may be by resolution of the Board of Directors or by any person or persons duly authorized by resolution of the Board of Directors to take such action.

     10.2 Distribution of Assets Upon Termination. The Company and the Affiliated Companies shall retain absolute ownership of any assets held to finance the payment of benefits under the Plan. Upon termination of the Plan, any such assets held by the Company and the Affiliated Companies or otherwise held as a reserve for the payment of such benefits shall remain the property of the Company and the Affiliated Companies. No Participant or Beneficiary shall have any right or claim to such assets except as provided herein.

     IN WITNESS WHEREOF, American Retirement Corporation has caused this instrument to be executed on the ____ day of December, 2003, effective January 1, 2004, by its duly authorized officers.


                                   AMERICAN RETIREMENT CORPORATION

                                   By:      _________________________________



ATTEST:

-----------------------------------


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